UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2008
Date of Report (Date of earliest event reported)

AMG OIL LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-30087	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2800-600 17th Street
South Denver, CO. U.S.A.		80202-5428
(Address of principal executive offices)		(Zip Code)

(303) 226-5889
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On February 26, 2008, AMG Oil Ltd. (the “Company”) issued a news release announcing that the Company has agreed to extend the February 28, 2008 expiry date of the Company’s 6,600,000 share purchase warrants and 396,000 stock options to February 28, 2009. Each warrant and stock option entitles the holder to purchase one common share of the Company at price of US$0.50 and US$0.25, respectively, until expiry.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Exhibits

99.1	News Release of the Company dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.

/s/Michael Hart
Date: February 27, 2008	By:	Michael Hart, President